July 31, 2006

U.S. Securities and Exchange Commission
Division of Corporation Finance
100 F Street N.E.
Washington, D.C. 20549

Attn: Mr. Todd Sherman

Re: BiTech Pharma, Inc.
       File No.000-51684
   Registration Statement on Form 10-SB
       Filed May 8, 2006

Ladies and Gentlemen:

On behalf of BiTech Pharma, Inc., a Delaware corporation (the “Company” or “BiTech”), we have been authorized by the Company to present the following responses to the letter dated June 5, 2006 from the Staff (the “Comment Letter”), relating to Company’s Amendment No.1 to Form 10-SB filed on May 8, 2006 (the “Amendment No.1 to Form 10SB”).

Concurrently with this response to the Comment Letter, the Company is filing Amendment No.2 to the Form 10-SB (the “Amendment”).

The Staff’s comments have been set forth in italics and paragraphs have been numbered to correspond to the numeration of the Comment Letter.

FORM 10-SB
General

1.	Please provide updated interim financial information in accordance with Item 310(g) of Regulation S-B.

In response to the Staff’s comment, the Company has updated the interim financial statements in this Amendment.

Notes to Consolidated Financial Statements

2. Significant Accounting Policies

License and Patent, page F-16

2.
Please refer to your response to prior comment 10. Please tell us the specific authoritative literature used in determining the appropriateness of capitalizing legal costs and the related license fees associated with the process of obtaining patent approval and deferring amortization until the time the patent is awarded.

The legal costs and license fees being amortized are costs associated with perfecting the Company’s right in the patent. It is our outstanding that these costs constitute amortizable costs under SFAS-142. In response to the Staff’s comment, the Company has furnished such information on this Amendment as follows:

Legal costs associated with the process of obtaining patent approval are recorded as assets when they are incurred. Upon approval, the related patent costs are amortized on a straight line basis over the remaining estimated economic lives of the patents. Since the patent process takes two or more years the amortization period is generally less than 20 years. If it becomes apparent that a patent will not be approved all costs related to the patent are expensed at that time.

License fees represent payment to an unrelated party for the rights to a patent for the economic life of the patent which was estimated to be 20 years starting at date of license acquisition.

22. Pro Forma Financials, page F-32

3.	Please include per share data in your pro forma financials presented in note 22 of the financial statements.

In response to the Staff’s comment, the Company has made such revision on page F-32 and F-33 of this Amendment.

In the pro forma financials, the Net income/(loss) per share - Basic and Diluted is USD 2.31 for the year ended June 30, 2005, and USD 0.53 for the year ended June 30, 2004; while the Weighted Average Common Shares Outstanding - Basic and Diluted is USD 115,051 both for the year ended June 30, 2005 and the year ended June 30, 2004.

Guizhou Xingye Pharmaceutical Co. Ltd Financial Statements

4.	Please include the audited financial statements of Guizhou Yibai Xingye Pharmaceutical Co. Ltd. along with the audit report filed as an exhibit.

In response to the Staff’s comment, the Company has incorporated the financial statements for years ended June 30, 2003 & 2004 and periods ended September 30, 2003 & 2004 along with the audit report as the Exhibit 99.1, and the interim financial statements for six months ended December 31, 2003 & 2004 along with the review report as the Exhibit 99.2.

If you have further requirements or questions, please do not hesitate to contact the undersigned at (650) 320-4599 or by facsimile at (650) 494-1387.

Very truly yours,

KING AND WOOD, LLP

By: /s/ Charles Law